Form N-SAR, Sub-Item 77C
Submission of matters to a vote of security holders

Nuveen Multistate Trust II
333-14729, 811-07755

A special meeting of the shareholders of each of the funds in Nuveen Multistate Trust II (the
Trust)
was held on July 28, 2003.

The purpose of the meeting was to

1. elect twelve (12) trustees to serve
2. until their successors shall have been
3. duly elected and qualified;
4.
5. approve changes to each Funds
6. fundamental investment policies.

1. Twelve trustees in total were elected
2. by the
3. shareholders, to serve until the next
4. Annual Meeting and until successors
5. shall have been duly elected and
6. qualified.  The Trustees elected to
7. serve are listed below.

William E. Bennett
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
Anne E. Impellizzeri
William L. Kissick
Thomas E. Leafstrand
Peter R. Sawers
William J. Schneider
Judith M. Stockdale
Timothy R. Schwertfeger
Sheila W. Wellington

The twelve trustees noted above constitute the total number of trustees in office at August
30, 2003.

2. Approval of changes to each Funds
3. fundamental investment policies:

To approve a change to a fundamental
investment restriction with respect to lending:

California Municipal Bond Fund:
The number of shares voted in the
affirmative:
12,108,920 and
the number of negative votes:  592,873

California Insured Municipal Bond Fund:
The number of shares voted in the
affirmative:
11,864,686 and
the number of negative votes:  702,252

Connecticut Municipal Bond Fund:
The number of shares voted in the
affirmative:
12,803,073 and
the number of negative votes:  873,440

Massachusetts Municipal Bond Fund:
The number of shares voted in the
affirmative:
5,789,762 and
the number of negative votes:  228,301

Massachusetts Insured Municipal Bond Fund:
The number of shares voted in the
affirmative:
4,279,883 and
the number of negative votes:  440,887

New Jersey Municipal Bond Fund:
The number of shares voted in the
affirmative:

6,687,810 and
the number of negative votes:  359,903

New York Municipal Bond Fund:
The number of shares voted in the
affirmative:
13,667,851 and
the number of negative votes:  1,326,240

New York Insured Municipal Bond Fund:
The number of shares voted in the
affirmative:
16,163,514 and
the number of negative votes:  977,762

To approve a change to a fundamental
investment restriction with respect to
borrowing:

California Municipal Bond Fund:
The number of shares voted in the
affirmative:
1,2012,723 and
the number of negative votes:  698,419

California Insured Municipal Bond Fund:
The number of shares voted in the
affirmative:
11,659,871 and
the number of negative votes:  717,743

Connecticut Municipal Bond Fund:
The number of shares voted in the
affirmative:
13,176,108 and
the number of negative votes:  1,083,795

Massachusetts Municipal Bond Fund:
The number of shares voted in the
affirmative:
5,768,553 and
the number of negative votes:  238,753

Massachusetts Insured Municipal Bond Fund:
The number of shares voted in the
affirmative:
 4,263,183 and
the number of negative votes:  407,056

New Jersey Municipal Bond Fund:
The number of shares voted in the
affirmative:
6,640,585 and
the number of negative votes:  624,139

New York Municipal Bond Fund:
The number of shares voted in the
affirmative:
13,692,883 and
the number of negative votes:  1,359,006

New York Insured Municipal Bond Fund:
The number of shares voted in the
affirmative:
16,065,634 and
the number of negative votes:  1,113,023

In the matter of changing a fundamental
investment restriction with respect to
investing in municipal securities:

California Municipal Bond Fund:
The number of shares voted in the
affirmative:
11,895,198 and
the number of negative votes:  806,661

California Insured Municipal Bond Fund:
The number of shares voted in the
affirmative:
11,643,164 and
the number of negative votes:  810,909

Connecticut Municipal Bond Fund:
The number of shares voted in the
affirmative:
13,133,740 and
the number of negative votes:  1,193,861

Massachusetts Municipal Bond Fund:
The number of shares voted in the
affirmative:
5,719,226 and
the number of negative votes:  286,227

Massachusetts Insured Municipal Bond Fund:
The number of shares voted in the
affirmative:
4,245,769 and
the number of negative votes:  427,550

New Jersey Municipal Bond Fund:
The number of shares voted in the
affirmative:
6,753,216 and
the number of negative votes:  519,120

New York Municipal Bond Fund:
The number of shares voted in the
affirmative:
13,775,864 and
the number of negative votes:  1,312,910

New York Insured Municipal Bond Fund:
The number of shares voted in the
affirmative:
16,159,450 and
the number of negative votes:  1,062,904

Proxy materials are herein incorporated by reference to the SEC filing on June 16, 2003, under Conformed Submission Type N-14/A, accession number 0000950137-03-003371.